Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of May 7, 2018, among HAWAIIAN TELCOM COMMUNICATIONS, INC., a Delaware corporation (the “Borrower”), each of the subsidiaries of the Borrower identified as guarantors on the signature pages hereto (individually, a “Guarantor” and, collectively, the “Guarantors”; and together with the Borrower, individually a “Loan Party” and, collectively, the “Loan Parties”), COBANK, ACB, as the Administrative Agent (the “Administrative Agent”), and each of the financial institutions executing this Agreement and identified as a Lender on the signature pages hereto (collectively, the “Consenting Lenders”).

RECITALS

WHEREAS, the Borrower, the Administrative Agent and the Lenders (as defined therein) have entered into that certain Credit Agreement, dated as of February 24, 2017, as modified by that certain Guarantor Joinder, dated as of May 4, 2017, by and among the Borrower, the Administrative Agent, and the guarantors party thereto (as so amended and as amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested and the Consenting Lenders, in their capacity as Required Lenders under the Credit Agreement, have agreed, subject to the terms and conditions provided herein, to certain amendments with respect to the Loan Documents as more fully described herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Agreement, each of the Borrower, the Guarantors, the Administrative Agent and the Consenting Lenders hereby agrees as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

SECTION 2.   Amendments to Credit Agreement.  In reliance on the representations, warranties and affirmations of the Borrower and the Guarantors contained in this Agreement and in connection with the request of the Borrower for the amendments provided herein and subject to the satisfaction of the conditions precedent to this Agreement as described below, effective as of the date hereof, Section 8.2 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

2.2

Maximum Leverage Ratio.  The Loan Parties shall maintain at all times, commencing on the Closing Date, measured at each fiscal quarter end and maintained through the next measurement date, a Leverage Ratio of the Parent and its Subsidiaries on a Consolidated basis of not more than the ratios set forth below for the periods specified below:

PERIOD	RATIO
Closing Date through December 31, 2018	3.25: 1.00
January 1, 2019 through June 30, 2019	3.00: 1.00
July 1, 2019 through December 31, 2020	2.75: 1.00
January 1, 2021 and thereafter	2.50: 1.00

SECTION 3.   No Novation.  This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.  Except as expressly provided in this Agreement, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Documents, and the Loan Documents shall remain in full force and effect.  On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to “the Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

SECTION 4. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(A) Such Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms.  This Agreement has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally.

(B) The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,
(1) require any Governmental Authority or violate any Law;
(2) conflict with, result in a breach of or constitute a default under the Organizational Documents of such Loan Party;
(3) conflict with, result in a breach of or constitute a default under any Material Contract to which any Loan Party is a party or by which it is bound; or
(4) result in or require the creation or imposition of any Lien (except as permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such Loan Party.

(C)The representations and warranties of such Loan Party set forth in the Loan Documents are true, correct and complete, except such representations and warranties that are not qualified in the Loan Documents by reference to materiality or a Material Adverse Effect shall then be true and correct in all material respects as of the date hereof (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date).

(D)No event shall have occurred and be continuing that constitutes an Event of Default or a Default.

SECTION 5.   Borrower Confirmations.  The Borrower hereby confirms and agrees that (a) each Collateral Document is and shall continue to be in full force and effect, and (b) the obligations secured by each such document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement as amended hereby.

SECTION 6.   Guarantor Confirmations.  Each of the Guarantors hereby confirms and agrees that (a) its guarantee contained in the Credit Agreement and each Collateral Document to which it is a party is and shall continue to be in full force and effect, and (b) the obligations guaranteed or secured by each such applicable document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement as amended hereby.

SECTION 7.   Effectiveness of this Agreement.  This Agreement shall be effective only upon (i) receipt by the Administrative Agent of an execution counterpart hereto signed by the Borrower, each Guarantor, and the Required Lenders, and (ii) payment by Borrower to Administrative Agent, on behalf of and for the benefit of the Consenting Lenders, of an amendment fee for each Consenting Lender equal to the result of (a) 5 bps multiplied by (b) the sum of (1) such Consenting Lender’s Revolving Commitment and (2) the outstanding principal amount of such Consenting Lender’s Term Loans.

SECTION 8.   Costs and Expenses.  The Borrower agrees to pay to the Administrative Agent, on demand, all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent, including, without limitation, the reasonable and documented fees and expenses of counsel retained by the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and all other instruments and documents contemplated hereby.

SECTION 9.   Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which, when so, executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.  Each party hereto acknowledges and agrees that a facsimile or an electronic (“.pdf” or “.tif”) transmission to the Administrative Agent of signature pages hereof purporting to be signed on behalf of such party shall constitute effective and binding execution and delivery hereof by such party.

SECTION 10.   Governed under Provisions of Credit Agreement.  This Agreement is subject to, shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement, including the governing law provisions thereof.

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Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWER:

HAWAIIAN TELCOM COMMUNICATIONS, INC.

By:  /s/ Dan T. Bessey

Dan T. Bessey

Senior Vice President, Chief Financial Officer and Treasurer

GUARANTORS:

HAWAIIAN TELCOM HOLDCO, INC.,

HAWAIIAN TELCOM, INC.,

HAWAIIAN TELCOM SERVICES COMPANY, INC.,

SYSTEMMETRICS CORPORATION

By:  /s/ Dan T. Bessey

Dan T. Bessey

Senior Vice President, Chief Financial Officer and Treasurer

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COBANK, ACB, as the Administrative Agent and as a Lender

By:  /s/ Jacqueline Bove

Jacqueline Bove

Managing Director

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FIFTH THIRD BANK, as a Lender

By:  /s/ Eric Oberfield

Name: Eric Oberfield

Title: Director

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MUFG UNION BANK, as a Lender

By:  /s/ Matthew Hillman

Name: Matthew Hillman

Title: Vice President

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FIRST HAWAIIAN BANK, as a Lender

By:  /s/ Derek Chang

Name: Derek Chang

Title: Vice President

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EAST WEST BANK, as a Lender

By:  /s/ David Hill

Name: David Hill

Title: First Vice President

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WEBSTER BANK N.A., as a Lender

By:  /s/ Steve Morse

Name: Steve Morse

Title: VP

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ROYAL BANK OF CANADA, as a Lender

By:  /s/ Alexander Oliver

Name: Alexander Oliver

Title: Authorized Signatory

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AMERICAN SAVINGS BANK, FSB, as a Lender

By:  /s/ Edward Chin

Name: Edward Chin

Title: First Vice President

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COLUMBIA STATE BANK, as a Lender

By:  /s/ Thomas G. Gunder

Name: Thomas G. Gunder

Title: SVP

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COMPEER FINANCIAL, FLCA, as a Voting Participant

By:  /s/ Jeremy Voigts

Name: Jeremy Voigts

Title: Director, Capital Markets

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FCS COMMERCIAL FINANCE GROUP, for AgCountry Farm Credit Services, FLCA, as a Voting Participant

By:  /s/ Nee Ly

Name: Nee Ly

Title: Assistant Vice President

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FARM CREDIT EAST, ACA, as a Voting Participant

By:  /s/ Kerri B. Sears

Name: Kerri B. Sears

Title: Vice President

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FARM CREDIT WEST, FLCA, as a Voting Participant

By:  /s/ Nathan Garcin

Name: Nathan Garcin

Title: VP

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FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant

By:  /s/Tabatha Hamilton

Name: Tabatha Hamilton

Title: Vice President Capital Market

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MIDATLANTIC FARM CREDIT, FLCA, as a Voting Participant

By:   /s/ James F. Jones, Jr.

Name: James F. Jones, Jr.

Title: Vice President

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FARM CREDIT BANK OF TEXAS, as a Voting Participant

By:  /s/ Eric Estey

Name: Eric Estey

Title: Vice President

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FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant

By:  /s/ Curt A. Brown

Name: Curt A. Brown

Title: Vice President

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GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:  /s/ Shane Prichard

Name: Shane Prichard

Title: AVP of Capital Markets

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NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:  /s/ Jeremy A. Roewe

Name: Jeremy A. Roewe

Title: Vice President

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FARM CREDIT OF NEW MEXICO, FLCA, a wholly owned subsidiary of Farm Credit of New Mexico, ACA, as a Voting Participant

By:  /s/ Gerald Briese

Name: Gerald Briese

Title: VP-Agribusines

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AGFIRST FARM CREDIT BANK, as a Voting Participant

By:  /s/ Christopher R. Reynolds

Name: Christopher R. Reynolds

Title: AVP

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AMERICAN AGCREDIT, FLCA, as a Voting Participant

By:  Daniel K. Hansen

Name: Daniel K. Hansen

Title: Vice President

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GOLDEN STATE FARM CREDIT, FLCA, as a Voting Participant

By:  /s/ Walter Lohse

Name: Walter Lohse

Title: Chief Credit Officer

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AGCHOICE FARM CREDIT, ACA, on behalf of itself and its wholly-owned Subsidiaries, AgChoice Farm Credit, FLCA and AgChoice Farm Credit, PCA, as a Voting Participant

By:  /s/ William Frailey

Name: William Frailey

Title: Assistant Vice President